UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2016

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under Item 2.01 of the Current Report on Form 8-K of Kingsway Financial Services Inc. (the “Company”), filed on July 20, 2016, CMC Acquisition, LLC, a Delaware limited liability company (“Buyer”) (a newly formed indirect subsidiary of the Company), closed on July 14, 2016 the transactions contemplated by the Stock Purchase Agreement, dated as of May 17, 2016 (the “Purchase Agreement”), with CRIC TRT Acquisition LLC, a Delaware limited liability company (“Seller”), and BNSF-Delpres Investments Ltd., an Ontario corporation (“Parent”) (the parent of Seller), pursuant to which, among other things, Buyer agreed to purchase, for $1,500,000, 81% of the issued and outstanding capital stock of CMC Industries, Inc., a Texas corporation (“CMC”), from Seller.

This Current Report on Form 8-K/A amends the Form 8-K filed on July 20, 2016 to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

CMC owns, through an indirect wholly owned subsidiary (the “Property Owner”), a parcel of real property consisting primarily of approximately 192 acres located in the State of Texas (the “Real Property”). The Real Property is leased to a third party pursuant to a long-term triple net lease whereby the tenant is responsible for all expenses associated with the Real Property. The Real Property is also subject to a mortgage in the principal amount of approximately $180,000,000 (the “Mortgage”). The Mortgage is nonrecourse indebtedness with respect to CMC and its subsidiaries (including the Property Owner), and the Mortgage is not, nor will it be, guaranteed by the Company or its affiliates. All lease income generated by the Real Property is applied to make principal and interest payments on the Mortgage. The Company measured the significance of the acquisition and determined that the total assets acquired exceed 20% or more of the total assets as reflected on the Company's latest balance sheet filed with the U.S. Securities and Exchange Commission.

Because the acquired assets are leased to a single tenant subject to a triple net lease agreement, the Company is providing financial information about the tenant rather than financial statements of CMC. The tenant, BNSF Railway Company, provides publicly available financial statements in reports filed with the SEC at http://www.sec.gov.

(b)    Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015 are filed herewith as Exhibit 99.2.

(d)    Exhibits.

Exhibit Number	Exhibit Description

2.1	Stock Purchase Agreement, dated as of May 17, 2016, by and among CMC Acquisition, LLC, CRIC TRT Acquisition LLC and BNSF-Delpres Investments Ltd.(1) (2)
2.2
Amendment to Stock Purchase Agreement, dated as of June 17, 2016, by and among CMC Acquisition, LLC, CRIC TRT Acquisition LLC, and BNSF-Delpres Investments Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 17, 2016). (2)

10.1	Stockholders’ Agreement, dated as of July 14, 2016, by and between CMC Industries, Inc., CMC Acquisition LLC and CRIC TRT Acquisition LLC. (2)
10.2	Management Services Agreement, dated as of July 14, 2016, by and between TRT LeaseCo, LLC and DGI-BNSF Corp. (2)
99.1	Press Release dated July 19, 2016. (2)
99.2	Unaudited pro forma consolidated financial statements for Kingsway Financial Services Inc.

(1)
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

(2)	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

September 27, 2016	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Stock Purchase Agreement, dated as of May 17, 2016, by and among CMC Acquisition, LLC, CRIC TRT Acquisition LLC and BNSF-Delpres Investments Ltd.(1) (2)
2.2
Amendment to Stock Purchase Agreement, dated as of June 17, 2016, by and among CMC Acquisition, LLC, CRIC TRT Acquisition LLC, and BNSF-Delpres Investments Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 17, 2016). (2)

10.1	Stockholders’ Agreement, dated as of July 14, 2016, by and between CMC Industries, Inc., CMC Acquisition LLC and CRIC TRT Acquisition LLC. (2)
10.2	Management Services Agreement, dated as of July 14, 2016, by and between TRT LeaseCo, LLC and DGI-BNSF Corp. (2)
99.1	Press Release dated July 19, 2016. (2)
99.2	Unaudited pro forma consolidated financial statements for Kingsway Financial Services Inc.

(1)
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

(2)	Previously filed.